Exhibit 99.1

DYNEGY HOLDINGS, LLC

(f/k/a DYNEGY HOLDINGS INC.)

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma condensed consolidated financial statements of Dynegy Holdings, LLC (f/k/a Dynegy Holdings Inc.) (“DH”) and its consolidated subsidiaries (“we” or “the Company”) are included herein:

•                                          Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2011

•                                          Unaudited Pro Forma Condensed Consolidated Statement of Operations for the six months ended June 30, 2011

•                                          Unaudited Pro Forma Condensed Consolidated Statement of Operations for the six months ended June 30, 2010

•                                          Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2010

•                                          Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2009

•                                          Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2008

•                                          Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

The above referenced unaudited pro forma condensed consolidated financial statements reflect the sale by DH’s direct wholly owned subsidiary, Dynegy Gas Investments, LLC (“DGIN”) of the Company’s coal-fired power generation business to DH’s parent, Dynegy Inc. (“Dynegy”) (the “CoalCo Sale”) which was consummated on September 1, 2011.  Because the CoalCo Sale represents discontinued operations for the Company, unaudited pro forma condensed consolidated statements of operations for the years ended December 31, 2009 and 2008 and the six months ended June 30, 2010 have also been included herein.  Dynegy’s Board of Directors ,as well as DGIN’s Board of Managers, concluded that the fair value of the acquired equity stake in Dynegy Coal HoldCo, LLC (“Coal HoldCo”) at the time of the transaction was approximately $1.25 billion, after taking into account all debt obligations of Coal HoldCo’s wholly owned subsidiary, Dynegy Midwest Generation, LLC (“CoalCo”), including in particular CoalCo’s new $600 million, five-year senior secured term loan facility.  Dynegy provided this fair value to DGIN in exchange for Coal HoldCo through Dynegy’s issuance of an undertaking to make certain specified payments over time which coincide in timing and amount to the payments of principal and interest that DH is obligated to make under a portion of its $1.1 billion of 7.75% senior unsecured notes due 2019 and its $175 million of 7.625% senior debentures due 2026 (the “Undertaking Agreement”).  The Undertaking Agreement does not provide any rights or obligations with respect to any outstanding DH notes or debentures, including the notes and debentures due in 2019 and 2026.  DGIN assigned its right to receive payments under the Undertaking Agreement to DH and the Undertaking Agreement was amended and restated to be between DH and Dynegy and to provide for the reduction of Dynegy’s obligations if the outstanding principal amount of any of DH’s $3.5 billion of outstanding notes and debentures is decreased as a result of any exchange offer, tender offer or other purchase or repayment by Dynegy or its subsidiaries (other than DH and its subsidiaries, unless Dynegy guarantees the debt securities of DH or such subsidiary in connection with such exchange offer, tender offer or other purchase or repayment); provided, that such principal amount is retired, cancelled or otherwise forgiven.

In August 2011, Dynegy completed a reorganization of its subsidiaries (the “Reorganization”), following which (i) substantially all of its coal-fired power generation facilities are held by CoalCo, an indirect wholly-owned subsidiary of Dynegy Coal HoldCo, , (ii) substantially all of its natural gas-fired power generation facilities are held by Dynegy Power, LLC (“GasCo”), an indirect wholly-owned subsidiary of Dynegy Gas HoldCo, LLC and (iii) 100 percent of the ownership interests of Dynegy Northeast Generation (“DNE”), the entity that indirectly holds the equity interest in the subsidiaries that operate the Roseton and Danskammer power generation facilities are held by DH.  The Reorganization was completed to facilitate the execution of two new credit facilities.  The new credit facilities, which were entered into on August 5, 2011, consist of a $1,100 million, five year senior secured term loan facility available to GasCo and a $600 million, five year senior secured term loan facility available to CoalCo (the “CoalCo Facility”).  Also in connection with the Reorganization, GasCo and CoalCo entered into service agreements, energy management agreements, a tax sharing agreement, and cash management agreements (collectively, the “Service Agreements”) with other DH subsidiaries.  For additional information on the Restructuring, please see “Note 13—Subsequent Events” in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2011 (the “2011 Form 10-Q”).

The unaudited pro forma condensed consolidated financial statements have been prepared by applying pro forma adjustments to the consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 (“2010 Form 10-K”) and the unaudited condensed consolidated financial statements included in the 2011 Form 10-Q. The unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 2011 and 2010 and the year ended December 31, 2010 reflect the sale of CoalCo, assuming the transaction had been consummated as of the beginning of the year ended December 31, 2010. The unaudited pro forma condensed consolidated statements of operations for the years ended December 31, 2009, 2008 and the six months ended June 30, 2010 are only presented because the Company has not yet been required to reflect CoalCo as discontinued operations in its historical financial statements. The unaudited pro forma condensed consolidated balance sheet reflects the conversion of DH to a limited liability company and the subsequent sale of CoalCo, assuming the transaction had been consummated as of June 30, 2011.

The pro forma adjustments, as described in the notes to the unaudited pro forma condensed consolidated financial statements, are based on currently available information and management believes such adjustments are reasonable, factually supportable and directly attributable to the aforementioned sale of CoalCo. The unaudited pro forma condensed consolidated financial statements are presented for informational purposes only and are not necessarily indicative of operating results or financial position that would have occurred had the CoalCo sale been consummated on, or as of, the dates indicated, nor are they necessarily indicative of future operating results or financial position.  The pro forma adjustments do not include the effects of the GasCo Facility or the CoalCo Facility because they are not directly related to the CoalCo sale and were executed after June 30, 2011, the latest period presented in the unaudited pro forma condensed consolidated financial statements.

DYNEGY HOLDINGS, LLC

(f/k/a DYNEGY HOLDINGS INC.)

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

As of June 30, 2011

(in millions)

	Dynegy Holdings Inc. Consolidated (a)	CoalCo (b)		Pro Forma Adjustments		Dynegy Holdings LLC Pro Forma Consolidated
ASSETS
Current Assets
Cash and cash equivalents	$354	$—		$—		$354
Restricted cash and investments	878	—		—		878
Short-term investments	94	—		—		94
Accounts receivable, net of allowance for doubtful accounts	168	(1)		—		167
Accounts receivable, affiliates	—	52	(c)	—		52
Inventory	125	(54)		—		71
Assets from risk-management activities	989	—		—		989
Assets from risk-management activities, affiliates	—	77	(d)	—		77
Deferred income taxes	4	—		—		4
Broker margin account	202	(40	)(e)	—		162
Prepayments and other current assets	136	(7)		—		129

Total Current Assets	2,950	27		—		2,977

Property, Plant and Equipment	8,700	(4,802)		—		3,898
Accumulated depreciation	(2,499)	1,472		—		(1,027)

Property, Plant and Equipment, Net	6,201	(3,330)		—		2,871
Other Assets
Restricted cash and investments	9	—		—		9
Assets from risk-management activities	84	—		—		84
Assets from risk-management activities, affiliates	—	11	(d)	—		11
Undertaking, affiliate	—	—		1,250	(f)	1,250
Intangible assets	116	—		—		116
Other long-term assets	436	—		—		436

Total Assets	$9,796	$(3,292)		$1,250		$7,754

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Accounts payable	$111	$(10)		$—		$101
Accounts payable, affiliates	—	67	(g)	—		67
Accrued interest	51	—		—		51
Accrued liabilities and other current liabilities	85	(17)		—		68
Liabilities from risk-management activities	1,043	—		—		1,043
Liabilities from risk-management activities, affiliates	—	108	(d)	—		108
Notes payable and current portion of long-term debt	1,008	—		—		1,008

Total Current Liabilities	2,298	148		—		2,446

Long-term debt	3,852	—		—		3,852
Long-term debt to affiliates	200	—		—		200

Long-Term Debt	4,052	—		—		4,052
Other Liabilities
Liabilities from risk-management activities	123	—		—		123
Liabilities from risk-management activities, affiliates	—	6	(d)	—		6
Deferred income taxes	474	(331)		(10	)(h)	133
Other long-term liabilities	321	(60)		—		261

Total Liabilities	7,268	(237)		(10)		7,021

Commitments and Contingencies

Stockholders’/Member’s Equity
Member’s equity	—	(3,055)		3,788	(i)	733
Capital Stock	—	—		—		—
Additional paid-in capital	5,135	—		(5,135	)(j)	—
Affiliate receivable	(812)	—		812	(j)	—
Accumulated other comprehensive loss, net of tax	(51)	—		51	(j)	—
Accumulated deficit	(1,744)	—		1,744	(j)	—

Total Stockholders’/Member’s Equity	2,528	(3,055)		1,260		733

Total Liabilities and Stockholders’/Member’s Equity	$9,796	$(3,292)		$1,250		$7,754

See the notes to unaudited pro forma condensed consolidated financial statements.

DYNEGY HOLDINGS, LLC

(f/k/a DYNEGY HOLDINGS INC.)

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2011

(in millions)

	Dynegy Holdings Inc. Consolidated (a)	CoalCo (k)	Pro Forma Adjustments		Dynegy Holdings LLC Pro Forma Consolidated
Revenues	$831	$(328)	$—		$503
Cost of sales	(503)	177	—		(326)
Operating and maintenance expense, exclusive of depreciation shown separately below	(216)	79	—		(137)
Depreciation and amortization expense	(201)	130	—		(71)
Impairment and other charges	(1)	—	—		(1)
General and administrative expenses	(64)	—	25	(l)	(39)

Operating loss	(154)	58	25		(71)
Interest expense	(178)	—	—		(178)
Other income and expense, net	4	—	—		4

Loss from continuing operations before income taxes	(328)	58	25		(245)
Income tax benefit	133	(23)	(10	)(m)	100

Loss from continuing operations	$(195)	$35	$15		$(145)

See the notes to unaudited pro forma condensed consolidated financial statements.

DYNEGY HOLDINGS, LLC

(f/k/a DYNEGY HOLDINGS INC.)

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2010

(in millions)

	Dynegy Holdings Inc. Consolidated (a)	CoalCo (k)	Pro Forma Adjustments		Dynegy Holdings LLC Pro Forma Consolidated
Revenues	$1,097	$(426)	$—		$671
Cost of sales	(539)	166	—		(373)
Operating and maintenance expense, exclusive of depreciation shown separately below	(231)	90	—		(141)
Depreciation and amortization expense	(165)	94	—		(71)
Impairment and other charges	(1)	—	—		(1)
General and administrative expenses	(59)	—	24	(l)	(35)

Operating income	102	(76)	24		50
Losses from unconsolidated investments	(34)	—	—		(34)
Interest expense	(180)	—	—		(180)
Other income and expense, net	2	—	—		2

Loss from continuing operations before income taxes	(110)	(76)	24		(162)
Income tax benefit	56	26	(9	)(m)	73

Loss from continuing operations	$(54)	$(50)	$15		$(89)

See the notes to unaudited pro forma condensed consolidated financial statements.

DYNEGY HOLDINGS, LLC

(f/k/a DYNEGY HOLDINGS INC.)

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2010

(in millions)

	Dynegy Holdings Inc. Consolidated (n)	CoalCo (k)	Pro Forma Adjustments		Dynegy Holdings LLC Pro Forma Consolidated
Revenues	$2,323	$(835)	$—		$1,488
Cost of sales	(1,181)	355	—		(826)
Operating and maintenance expense, exclusive of depreciation shown separately below	(450)	175	—		(275)
Depreciation and amortization expense	(392)	256	—		(136)
Impairment and other charges	(148)	4	—		(144)
General and administrative expenses	(158)	—	53	(l)	(105)

Operating income (loss)	(6)	(45)	53		2
Losses from unconsolidated investments	(62)	—	—		(62)
Interest expense	(363)	—	—		(363)
Other income and expense, net	4	—	—		4

Loss from continuing operations before income taxes	(427)	(45)	53		(419)
Income tax benefit	184	33	(22	)(m)	195

Loss from continuing operations	$(243)	$(12)	$31		$(224)

See the notes to unaudited pro forma condensed consolidated financial statements.

DYNEGY HOLDINGS, LLC

(f/k/a DYNEGY HOLDINGS INC.)

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2009

(in millions)

	Dynegy Holdings Inc. Consolidated (n)	CoalCo (k)	Dynegy Holdings LLC Pro Forma Consolidated
Revenues	$2,468	$(940)	$1,528
Cost of sales	(1,194)	345	(849)
Operating and maintenance expense, exclusive of depreciation shown separately below	(521)	182	(339)
Depreciation and amortization expense	(335)	161	(174)
Goodwill impairment	(433)	—	(433)
Impairment and other charges	(538)	42	(496)
Loss on sale of assets, net	(124)	6	(118)
General and administrative expenses	(159)	—	(159)

Operating loss	(836)	(204)	(1,040)
Losses from unconsolidated investments	(72)	—	(72)
Interest expense	(415)	—	(415)
Debt extinguishment costs	(46)	—	(46)
Other income and expense, net	10	(2)	8

Loss from continuing operations before income taxes	(1,359)	(206)	(1,565)
Income tax benefit	313	88	401

Loss from continuing operations	$(1,046)	$(118)	$(1,164)

See the notes to unaudited pro forma condensed consolidated financial statements.

DYNEGY HOLDINGS, LLC

(f/k/a DYNEGY HOLDINGS INC.)

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2008

(in millions)

	Dynegy Holdings Inc. Consolidated (n)	CoalCo (k)	Dynegy Holdings LLC Pro Forma Consolidated
Revenues	$3,324	$(1,232)	$2,092
Cost of sales	(1,693)	373	(1,320)
Operating and maintenance expense, exclusive of depreciation shown separately below	(466)	170	(296)
Depreciation and amortization expense	(346)	144	(202)
Gain on sale of assets, net	82	—	82
General and administrative expenses	(157)	—	(157)

Operating income	744	(545)	199
Losses from unconsolidated investments	(40)	—	(40)
Interest expense	(427)	—	(427)
Other income and expense, net	83	—	83

Income (loss) from continuing operations before income taxes	360	(545)	(185)
Income tax (expense) benefit	(138)	201	63

Income (loss) from continuing operations	$222	$(344)	$(122)

See the notes to unaudited pro forma condensed consolidated financial statements.

DYNEGY HOLDINGS, LLC

(f/k/a DYNEGY HOLDINGS INC.)

NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(a)                     Amounts represent historical financial information from the 2011 Form 10-Q.

(b)                    Reflects the assets and liabilities of CoalCo that were sold by DH in the CoalCo Sale, inclusive of the marketing and hedging activities discussed in notes (c), (d), (e) and (g) below.  Pursuant to the energy management agreements and historical practice, DH and its subsidiaries perform certain commercial marketing and hedging activities on behalf of CoalCo and DH’s other generation businesses.

(c)                     Reflects receivables of (i) $40 million of collateral posted by DH or its subsidiaries on behalf of CoalCo and (ii) $12 million as a result of marketing activities performed by DH or its subsidiaries on behalf of CoalCo.

(d)                    Reflects the fair value of derivatives entered into by DH or its subsidiaries on behalf of CoalCo to reduce market and financial risks associated with CoalCo’s generation business.

(e)                     Represents a reduction in DH’s collateral.  The collateral is related to CoalCo marketing and hedging activities and therefore any collateral postings made by DH or its subsidiaries on behalf of CoalCo are reflected as receivables from affiliate as discussed in (c) above.

(f)                       Reflects the value of the consideration received by DH in exchange for its ownership interests in CoalCo.  This value was provided to DH through Dynegy Inc.’s issuance of an undertaking to make certain specified payments over time which coincide in timing and amount to the payments of principal and interest that DH is obligated to make under a portion of its $1.1 billion of 7.75% senior unsecured notes due 2019 and its $175 million of 7.625% senior debentures due 2026.  Because the consideration to be received pursuant to the undertaking coincides with a portion of the principal and interest payments to be made by DH pursuant to these notes and debentures, the value of the consideration is reflected in the unaudited pro forma condensed balance sheet as being equal to such amount of the principal of these notes and debentures.

(g)                    Amount represents the amounts payable to CoalCo as a result of marketing activities performed by DH, or its subsidiaries, on behalf of CoalCo.

(h)                    Reflects the remeasurement of the Company’s net deferred tax liability due to a change in the effective state tax rate as well as a valuation allowance for certain state NOL’s due to a change in the business presence in those states as a result of the CoalCo Sale.

(i)                        Reflects (i) $2.5 billion due to the change in DH’s legal structure from a corporation to a limited liability company which causes the historical equity balances to be reflected in a single line item and (ii) $1.25 billion for the consideration provided by Dynegy Inc. to DH as discussed in note (f) above.  The difference between the consideration received and the carrying value of CoalCo is approximately $1.8 billion and is reflected as a distribution within Member’s Equity because the CoalCo Sale is a transaction between entities under common control.

(j)                        Amounts were reclassified to Member’s equity upon conversion of DH from a corporation to a limited liability company.

(k)                     Reflects the results of operations of CoalCo, including the related marketing and hedging activities performed by DH or its subsidiaries on CoalCo’s behalf.  Pursuant to the energy management agreements and historical practice, DH and its subsidiaries perform certain commercial marketing and hedging activities on behalf of CoalCo and DH’s other generation businesses.  The tax impact was determined by calculating a tax provision on a consolidated basis for the Company before and after the CoalCo Sale.

(l)                       Reflects the estimated amount of general and administrative costs that would have been charged to CoalCo had the Service Agreements been in place as of January 1, 2010.  The estimate was determined by allocating costs to CoalCo based on the number of plants included in CoalCo’s operations relative to the Company’s generation fleet and, for personnel related expenses, headcount at CoalCo facilities relative to the headcount at the remainder of the Company’s generation facilities.

(m)                  Represents the tax impact associated with the allocation of general and administrative costs.

(n)                    Amounts represent historical financial information from the 2010 Form 10-K.